AGREEMENT
                            between
                 T. ROWE PRICE ASSOCIATES, INC.
                              and
                    THE T. ROWE PRICE FUNDS
                              for
                    FUND ACCOUNTING SERVICES
                       TABLE OF CONTENTS
                                                            Page

Article A     Terms of Appointment/Duties of Price Associates    1

Article B                                   Fees and Expenses    3

Article C  Representations and Warranties of Price Associates    3

Article D          Representations and Warranties of the Fund    4

Article E          Ownership of Software and Related Material    4

Article F                           Quality Service Standards    4

Article G                    Standard of Care/Indemnification    4

Article H                                      Dual Interests    7

Article I                                       Documentation    7

Article J                       Recordkeeping/Confidentiality    7

Article K  Compliance with Governmental Rules and Regulations    8

Article L                  Terms and Termination of Agreement    8

Article M                                              Notice    8

Article N                                          Assignment    9

Article O                   Amendment/Interpretive Provisions    9

Article P                                  Further Assurances    9

Article Q                               Maryland Law to Apply    9

Article R                                 Merger of Agreement    10

Article S                                        Counterparts    10

Article T                                         The Parties    10

Article  UDirectors, Trustee and Shareholders  and  Massachusetts
Business Trust                                             10

Article V                                            Captions    11
                               i
      AGREEMENT made as of the first day of January, 2002, by and between  T.  ROWE PRICE ASSOCIATES, INC., a Maryland  corporation having  its  principal office and place of business at  100  East

Pratt Street, Baltimore, Maryland 21202 ("Price Associates"), and

each Fund which is listed on Appendix A (as such Appendix may  be amended  from time to time) and which evidences its agreement  to be  bound hereby by executing a copy of this Agreement (each such

Fund  individually hereinafter referred to as "the  Fund",  whose definition may be found in Article T);

      WHEREAS,  Price Associates has the capability of  providing

the   Funds   with   certain  accounting  services   ("Accounting

Services");

      WHEREAS,  the  Fund desires to appoint Price Associates  to provide these Accounting Services and Price Associates desires to accept such appointment;

       WHEREAS, Price Associates may subcontract or jointly contract with other parties, on behalf of the Funds to perform certain of the functions and services described herein;


      WHEREAS,  the Board of Directors of the Fund has authorized the  Fund to utilize various pricing services for the purpose  of

providing   to  Price  Associates  securities  prices   for   the

calculation of the Fund's net asset value.

      NOW,  THEREFORE,  in consideration of the mutual  covenants herein contained, the parties hereto agree as follows:

A.   Terms of Appointment/Duties of Price Associates

      Subject  to  the  terms and conditions set  forth  in  this

Agreement,  the Fund hereby employs and appoints Price Associates to provide, and Price Associates agrees to provide, the following

Accounting Services:

     1.   Maintain for each Fund a daily trial balance, a general

ledger, subsidiary records and capital stock accounts;

      2.   Maintain for each Fund an investment ledger, including

amortized  bond  and  foreign  dollar  denominated  costs   where

applicable;

      3.    Maintain  for each Fund all records relating  to  the

Fund's income and expenses;

      4.    Provide  for  the  daily  valuation  of  each  Fund's

portfolio securities and the computation of each Fund's daily net asset  value per share ("NAV").  Such daily valuations  shall  be made  in  accordance with the valuation policies  established  by each  of the Fund's Board of Directors including, but not limited to,  the  utilization  of such pricing valuation  sources  and/or pricing services as determined by the Boards.

      Price Associates shall have no liability for any losses  or damages  incurred by the Fund as a result of erroneous  portfolio security  evaluations provided by such designated sources  and/or pricing  services;  provided  that, Price  Associates  reasonably believes  the  prices  are accurate, has adhered  to  its  normal verification  control  procedures,  and  has  otherwise  met  the standard of care as set forth in Article G of this Agreement;

          5.    Provide  daily  cash flow and transaction  status

          information to each Fund's adviser;

      6.   Authorize the payment of Fund expenses, either through

instruction  of  custodial  bank or  utilization  of  custodian's automated transfer system;

      7.    Prepare for each Fund such financial information that

is  reasonably necessary for shareholder reports, reports to  the

Board  of  Directors and to the officers of the Fund, reports  to the  Securities  and  Exchange Commission, the  Internal  Revenue

Service and other Federal and state regulatory agencies;

      8.    Provide  each  Fund  with such  advice  that  may  be

reasonably  necessary  to  properly  account  for  all  financial transactions and to maintain the Fund's accounting procedures and records  so  as  to  insure  compliance with  generally  accepted accounting and tax practices and rules;

      9.    Maintain  for  each  Fund all  records  that  may  be

reasonably  required in connection with the  audit  performed  by each  Fund's independent accountant, the Securities and  Exchange

Commission, the Internal Revenue Service or such other Federal or state regulatory agencies; and

       10.    Cooperate  with  each  Fund's  independent   public

accountants and take all reasonable action in the performance  of its  obligations under the Agreement to assure that the necessary information  is  made  available  to  such  accountants  for  the expression of their opinion without any qualification as  to  the scope  of their examination including, but not limited to,  their opinion included in each such Fund's annual report on Form  N-SAR and annual amendment to Form N-1A.

B.   Fees and Expenses

     Except as set forth in this paragraph B, Price Associates is responsible  for  all  expenses  relating  to  the  providing  of services hereunder. Each Fund l is directly responsible  for  the fees  and  charges as set forth in the Schedule attached  hereto.

In  addition, each Fund is directly responsible for the following expenses  and  charges: postage, printed forms,  voice  and  data transmissions, record retention, disaster recovery,  third  party vendors,  equipment  leases and other similar  items  as  may  be agreed upon between Price Associates and the Fund.

As an accommodation to the Funds and acting as their agent, Price
Associates may make payments directly to vendors for Fund expenses and, thereafter, be reimbursed by the Funds on a timely basis.



C.   Representations and Warrantees of Price Associates

     Price Associates represents and warrants to the Fund that:

     1.   It is a corporation duly organized and existing in good

standing under the laws of Maryland.

      2.    It  is  duly  qualified to carry on its  business  in

Maryland.

      3.    It  is  empowered under applicable laws  and  by  its

charter and By-Laws to enter into and perform this Agreement.

      4.   All requisite corporate proceedings have been taken to

authorize it to enter into and perform this Agreement.

      5.    It  has,  and will continue to have,  access  to  the

necessary  facilities,  equipment and personnel  to  perform  its duties and obligations under this Agreement.

D.   Representations and Warranties of the Fund

     The Fund represents and warrants to Price Associates that:

      1.   It is a corporation or business trust, as the case may

be,  duly  organized and existing and in good standing under  the laws of Maryland or Massachusetts, as the case may be.

      2.    It  is  empowered under applicable laws  and  by  its

Articles  of Incorporation or Declaration of Trust, as  the  case may be, and By-Laws have been taken to authorize it to enter into and perform this Agreement.

       3.     All  proceedings  required  by  said  Articles   of

Incorporation or Declaration of Trust, as the case may be, and By-

Laws  have  been taken to authorize it to enter into and  perform this Agreement.

E.   Ownership of Software and Related Material

      All  computer programs, magnetic tapes, written procedures,

and  similar items purchased and/or developed and used  by  Price

Associates in performance of this Agreement shall be the property of  Price  Associates  and will not become the  property  of  the

Funds.

F.   Quality Service Standards

      Price Associates and the Fund may, from time to time, agree to  certain  quality  service standards, with  respect  to  Price

Associates' services hereunder.

G.   Standard of Care/Indemnification

     Notwithstanding anything to the contrary in this Agreement:

      1.   Where a pricing error results in loss or dilution to a

Fund of less than $10,000, the determination of liability for the error  will  be made by Price Associates.  Where a pricing  error results in loss or dilution to a Fund of $10,000 or more but less than  $100,000, liability for the error will be resolved  through negotiations between Fund Counsel and Price Associates.  Where  a pricing error results in loss or dilution to a Fund of the lesser of  1/2  of  1%  of NAV or $100,000 or more, the  error  will  be promptly  reported to the Board of Directors of the Fund  (unless the Fund is fully compensated for the loss or dilution), provided that  final  settlement with respect to such errors will  not  be

made  until  approved by the Board of Directors of the  Fund.   A

summary of all pricing errors and their effect on the Funds  will be  reported to the Funds' Audit Committee on an annual basis. In determining  the  liability of Price  Associates  for  a  pricing error,  an  error  or omission will not be deemed  to  constitute negligence when it is determined that:

       Price Associates had in place "appropriate procedures  and an adequate system of internal controls;"

       the  employee(s) responsible for the error or omission had

       been   reasonably  trained  and  was  being  appropriately

       monitored; and

       no   evidence  or  circumstances  have  been  produced  to

       indicate  that the individual who committed the  error  or omission  was  functioning in bad faith, gross  negligence or willful misconduct at the time of the incident.

      It is understood that Price Associates is not obligated  to have  in  place  separate procedures to prevent  each  and  every conceivable  type  of  error or omission. The  term  "appropriate procedures  and adequate system of internal controls" shall  mean procedures and controls reasonably designed to prevent and detect errors and omissions.  In determining the reasonableness of  such procedures and controls, weight will be given to such factors  as are  appropriate, including the prior occurrence of  any  similar errors  or omissions, when such procedures and controls  were  in place and fund accounting industry standards in place at the time of the error.

      2.    The  Fund  shall indemnify and hold Price  Associates

harmless  from  and against all losses, costs,  damages,  claims,

actions,  and expenses, including reasonable expenses  for  legal

counsel,  incurred by Price Associates resulting from:   (i)  any

action  or  omission  by  Price  Associates  or  its  agents   or

subcontractors in the performance of their duties hereunder; (ii)

Price Associates acting upon instructions believed by it to  have been  executed by a duly authorized officer of the Fund; or (iii)

Price Associates acting upon information provided by the Fund  in form  and  under policies agreed to by Price Associates  and  the

Fund.    Price   Associates  shall  not  be  entitled   to   such

indemnification  in respect of actions or omissions  constituting negligence  or  willful misconduct of Price Associates  or  where

Price  Associates has not exercised reasonable care in  selecting or monitoring the performance of its agents or subcontractors.

     3.    Price Associates shall indemnify and hold harmless the

Fund  from  all  losses,  costs,  damages,  claims,  actions  and

expenses,  including  reasonable  expenses  for  legal   counsel,

incurred  by  the Fund resulting from the negligence  or  willful misconduct  of  Price  Associates  or  which  result  from  Price

Associates'  failure to exercise reasonable care in selecting  or

monitoring the performance of its agents or subcontractors.   The

Fund  shall not be entitled to such indemnification with  respect to  actions  or  omissions  constituting  negligence  or  willful misconduct  of such Fund or its agents or subcontractors;  unless

such   negligence   or  misconduct  is  attributable   to   Price

Associates.

      4.    In  the  event either party is unable to perform  its

obligations under the terms of this Agreement because of acts  of

God,  strikes or other causes reasonably beyond its control, such party  shall not be liable to the other party for any loss, cost,

damage,  claim, action or expense resulting from such failure  to perform or otherwise from such causes.

      5.   In order that the indemnification provisions contained

in  this Article G shall apply, upon the assertion of a claim for which  either party may be required to indemnify the  other,  the party  seeking  indemnification shall promptly notify  the  other party  of such assertion, and shall keep the other party  advised

with  respect  to  all developments concerning such  claim.   The

party  who may be required to indemnify shall have the option  to participate with the party seeking indemnification in the defense of such claim, or to defend against said claim in its own name or

in   the   name   of   the  other  party.   The   party   seeking

indemnification shall in no case confess any claim  or  make  any compromise  in any case in which the other party may be  required to  indemnify  it  except with the other  party's  prior  written consent.

      6.   Neither party to this Agreement shall be liable to the

other party for consequential damages under any provision of this

Agreement.

H.   Dual Interests

      It  is  understood  that  some person  or  persons  may  be directors, officers, or shareholders of both the Fund  and  Price

Associates (including Price Associates' affiliates), and that the existence of any such dual interest shall not affect the validity of  this  Agreement  or of any transactions hereunder  except  as otherwise provided by a specific provision of applicable law.

I.   Documentation

      As  requested by Price Associates, the Fund shall  promptly furnish  to  Price Associates such documents as it may reasonably request  and as are necessary for Price Associates to  carry  out its responsibilities hereunder.

J.   Recordkeeping/Confidentiality

      1.    Price Associates shall keep records relating  to  the

services to be performed hereunder, in the form and manner as  it may deem advisable, provided that Price Associates shall keep all records in such form and in such manner as required by applicable law, including the Investment Company Act of 1940 ("the Act") and the Securities Exchange Act of 1934 ("the `34 Act").

      2.    Price  Associates and the Fund agree that all  books,

records, information and data pertaining to the business  of  the other  party  which  are exchanged or received  pursuant  to  the negotiation  or the carrying out of this Agreement  shall  remain confidential, and shall not be voluntarily disclosed to any other person, except:  (a) after prior notification to and approval  in writing  by the other party hereto, which approval shall  not  be unreasonably  withheld  and  may  not  be  withheld  where  Price

Associates  or Fund may be exposed to civil or criminal  contempt proceedings for failure to comply; (b) when requested to  divulge such information by duly constituted governmental authorities; or

(c) after so requested by the other party hereto.

K.   Compliance With Governmental Rules and Regulations

     Except as otherwise provided in the Agreement and except for the  accuracy  of  information furnished to the  Funds  by  Price

Associates,  each  Fund  assumes  full  responsibility  for   the

preparation,  contents and distribution of its prospectuses,  and for  complying with all applicable requirements of the  Act,  the

`34  Act,  the  Securities Act of 1933 ("the `33 Act"),  and  any

laws,  rules  and regulations of governmental authorities  having jurisdiction over the Funds.

L.   Term and Termination of Agreement

      1.    This Agreement shall run for a period of one (1) year

from  the date first written above and will be renewed from  year to  year thereafter unless terminated by either party as provided hereunder.

     2.   This Agreement may be terminated by the Fund upon sixty

(60)  days'  written  notice to Price Associates;  and  by  Price

Associates,  upon  three hundred sixty-five (365)  days'  written notice to the Fund.

      3.    Upon termination hereof, the Fund shall pay to  Price

Associates such compensation as may be due as of the date of such termination,  and  shall  likewise  reimburse  for  out-of-pocket expenses related to its services hereunder.

M.   Notice

       Any  notice  as  required  by  this  Agreement  shall   be

sufficiently given (i) when sent to an authorized person  of  the other  party at the address of such party set forth above  or  at such other address as such party may from time to time specify in writing  to the other party; or (ii) as otherwise agreed upon  by appropriate officers of the parties hereto.

N.   Assignment

      Neither  this  Agreement  nor  any  rights  or  obligations hereunder may be assigned either voluntarily or involuntarily, by operation of law or otherwise, by either party without the  prior written  consent  of  the other party, provided  this  shall  not

preclude   Price  Associates  from  employing  such  agents   and

subcontractors  as  it  deems  appropriate  to  carry   out   its

obligations set forth hereunder.

O.   Amendment/Interpretive Provisions

      The  parties  by mutual written agreement  may  amend  this

Agreement  at  any  time.  In addition, in  connection  with  the operation  of this Agreement, Price Associates and the  Fund  may agree from time to time on such provisions interpretive of or  in addition  to  the provisions of this Agreement as  may  in  their joint  opinion  be  consistent with the  general  tenor  of  this

Agreement.  Any such interpretive or additional provisions are to be  signed  by  all  parties  and annexed  hereto,  but  no  such provision shall contravene any applicable Federal or state law or regulation and no such interpretive or additional provision shall be deemed to be an amendment of this Agreement.

P.   Further Assurances

      Each  party agrees to perform such further acts and execute such  further  documents  as  are  necessary  to  effectuate  the purposes hereof.

Q.   Maryland Law to Apply

     This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of Maryland.

R.   Merger of Agreement

     This Agreement, including the attached Appendix and Schedule supersedes  any  prior  agreement with  respect  to  the  subject hereof, whether oral or written.

S.   Counterparts

      This Agreement may be executed by the parties hereto on any number  of  counterparts,  and all  of  said  counterparts  taken

together  shall  be  deemed  to  constitute  one  and  the   same

instruments.

T.   The Parties

     All references herein to "the Fund" are to each of the Funds listed  on  Appendix  A individually, as if this  Agreement  were between  such individual Fund and Price Associates.  In the  case of  a  series Fund or trust, all references to "the Fund" are  to the  individual series or portfolio of such Fund or trust, or  to such  Fund  or  trust  on  behalf of  the  individual  series  or portfolio, as appropriate.  The "Fund" also includes any T.  Rowe

Price Funds which may be established after the execution of  this

Agreement.   Any  reference in this Agreement  to  "the  parties"

shall mean Price Associates and such other individual Fund as  to which the matter pertains.

U.    Directors,  Trustees  and  Shareholders  and  Massachusetts

Business Trust

      It  is  understood and is expressly stipulated that neither the  holders of shares in the Fund nor any Directors or  Trustees of the Fund shall be personally liable hereunder.

      With respect to any Fund which is a party to this Agreement and  which  is organized as a Massachusetts business  trust,  the term  "Fund" means and refers to the trustees from time  to  time serving  under  the  applicable trust agreement  (Declaration  of

Trust)  of  such Trust as the same may be amended  from  time  to

time.   It  is expressly agreed that the obligations of any  such

Trust  hereunder shall not be binding upon any of  the  trustees,

shareholders,  nominees, officers, agents  or  employees  of  the

Trust, personally, but bind only the trust property of the Trust,

as  provided  in  the Declaration of Trust  of  the  Trust.   The

execution  and delivery of this Agreement has been authorized  by the  trustees and signed by an authorized officer of  the  Trust,

acting  as such, and neither such authorization by such  Trustees nor  such execution and delivery by such officer shall be  deemed to  have been made by any of them, but shall bind only the  trust property of the Trust as provided in its Declaration of Trust.

V.   Captions

      The  captions in the Agreement are included for convenience of  reference  only  and in no way define or  limit  any  of  the provisions  hereof  or  otherwise affect  their  construction  or effect.

      IN  WITNESS  WHEREOF, the parties hereto have  caused  this

Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers.


T. ROWE PRICE ASSOCIATES, INC.   T. ROWE PRICE FUNDS


BY:                                BY:



DATED:                           DATED:








                                              13
                                               1



                                                               14
                                                                2


          APPENDIX A

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND
T. Rowe Price Blue Chip Growth Fund--Advisor Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
California Tax-Free Bond Fund
California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND
T. Rowe Price Equity Income Fund--Advisor Class

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Large-Cap Growth Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price International Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price European Stock Fund
T. Rowe Price New Asia Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund--Advisor Class
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price International Bond Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price International Bond Fund--Advisor Class

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC,
T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. Rowe Price Mid-Cap Growth Fund--Advisor Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.
T. Rowe Price Prime Reserve Fund--PLUS Class

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
T. Rowe Price Reserve Investment Fund
T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. Rowe Price Science & Technology Fund--Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. Rowe Price Small-Cap Stock Fund--Advisor Class
T. Rowe Price OTC Fund

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. Rowe Price Small-Cap Value Fund--Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.
Spectrum Growth Fund
Spectrum Income Fund
Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
New York Tax-Free Money Fund
New York Tax-Free Bond Fund
Maryland Tax-Free Bond Fund
Virginia Tax-Free Bond Fund
New Jersey Tax-Free Bond Fund
Maryland Short-Term Tax-Free Bond Fund
Florida Intermediate Tax-Free Fund
Georgia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
T. Rowe Price Summit Cash Reserves Fund
T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. Rowe Price Summit Municipal Money Market Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. Rowe Price Tax-Efficient Balanced Fund
T. Rowe Price Tax-Efficient Growth Fund
T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
T. Rowe Price Tax-Exempt Money Fund--PLUS Class

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
U.S. Treasury Intermediate Fund
U.S. Treasury Long-Term Fund
U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.
                         AMENDMENT NO. 1
                            AGREEMENT
                             between
                 T. ROWE PRICE ASSOCIATES, INC.
                               and
                     THE T. ROWE PRICE FUNDS
                               for
                    FUND ACCOUNTING SERVICES

The  Agreement for Fund Accounting Services of January 1, 2002, between T.
Rowe   Price  Associates, Inc. and each of  the  Parties   listed
on  Appendix  A thereto is hereby amended, as of April 24,  2002,
by   adding  thereto  T. Rowe Price Institutional  Income  Funds,
Inc., on behalf of T. Rowe Price Institutional High Yield Fund.


T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. Rowe Price Blue Chip Growth Fund--Advisor Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
California Tax-Free Bond Fund
California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND,  INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND
T. Rowe Price Equity Income Fund--Advisor Class

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.
T. Rowe Price Growth Stock Fund--Advisor Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.
T. Rowe Price High Yield Fund--Advisor Class

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Large-Cap Growth Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price International Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price European Stock Fund
T. Rowe Price New Asia Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund--Advisor Class
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price International Bond Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price International Bond Fund--Advisor Class

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. Rowe Price Mid-Cap Growth Fund--Advisor Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.
T. Rowe Price Prime Reserve Fund--PLUS Class

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
T. Rowe Price Reserve Investment Fund
T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. Rowe Price Science & Technology Fund--Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. Rowe Price Small-Cap Stock Fund--Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. Rowe Price Small-Cap Value Fund--Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.
Spectrum Income Fund
Spectrum Growth Fund
Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
New York Tax-Free Money Fund
New York Tax-Free Bond Fund
Maryland Tax-Free Bond Fund
Virginia Tax-Free Bond Fund
New Jersey Tax-Free Bond Fund
Maryland Short-Term Tax-Free Bond Fund
Florida Intermediate Tax-Free Fund
Georgia Tax-Free Bond Fund
Maryland Tax-Free Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
T. Rowe Price Summit Cash Reserves Fund
T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. Rowe Price Summit Municipal Money Market Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. Rowe Price Tax-Efficient Balanced Fund
T. Rowe Price Tax-Efficient Growth Fund
T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
T. Rowe Price Tax-Exempt Money Fund--PLUS Class

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
U.S. Treasury Intermediate Fund
U.S. Treasury Long-Term Fund
U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.
T. Rowe Price Value Fund--Advisor Class

Attest:

/s/Patricia B. Lippert                        /s/Joseph A. Carrier
_____________________________      _____________________________
Patricia B. Lippert                 By:  Joseph A. Carrier
Secretary                          Treasurer

Attest:                                T. ROWE PRICE ASSOCIATES, INC.

/s/Barbara A. Van Horn                         /s/Henry H. Hopkins
_____________________________      _____________________________
Barbara A. Van Horn                 By:  Henry H. Hopkins
Secretary                           Managing Director
                         AMENDMENT NO. 2
                            AGREEMENT
                             between
                 T. ROWE PRICE ASSOCIATES, INC.
                               and
                     THE T. ROWE PRICE FUNDS
                               for
                    FUND ACCOUNTING SERVICES

The Agreement for Fund Accounting Services of January 1, 2002, between T. Rowe Price Associates, Inc. and each of the Parties listed on
Appendix  A  thereto is hereby amended, as of July 24,  2002,  by adding  thereto  T. Rowe Price Blue Chip Growth  Fund,  Inc.,  on behalf  of T. Rowe Price Blue Chip Growth Fund--R Class; T.  Rowe
Price Equity Income Fund, Inc., on behalf of T. Rowe Price Equity
Income  Fund--R Class; T. Rowe Price Growth Stock Fund, Inc.,  on
behalf of T. Rowe Price Growth Stock Fund--R Class; T. Rowe Price
Inflation  Protected Bond Fund, Inc.; T. Rowe Price Institutional
International   Funds,  Inc.,  on  behalf  of   T.   Rowe   Price
Institutional  Emerging  Markets  Equity  Fund;  T.  Rowe   Price
International   Funds,  Inc.,  on  behalf  of   T.   Rowe   Price
International Growth & Income Fund--Advisor Class, T. Rowe  Price
International  Growth & Income Fund--R Class, and T.  Rowe  Price
International  Stock Fund--R Class; T. Rowe Price Mid-Cap  Growth
Fund,  Inc.,  on  behalf of T. Rowe Price Mid-Cap Growth  Fund--R
Class;  T. Rowe Price Mid-Cap Value Fund, Inc., on behalf  of  T.
Rowe  Price  Mid-Cap Value Fund--Advisor Class and T. Rowe  Price
Mid-Cap Value Fund--R Class; T. Rowe Price New Income Fund, Inc.,
on  behalf of T. Rowe Price New Income Fund--Advisor Class and T.
Rowe Price New Income Fund--R Class; and T. Rowe Price Retirement
Funds, Inc., on behalf of T. Rowe Price Retirement 2010 Fund,  T.
Rowe  Price  Retirement 2020 Fund, T. Rowe Price Retirement  2030
Fund, and T. Rowe Price Retirement 2040 Fund; T. Rowe Price  Tax-
Free  Income  Fund,  Inc., on behalf of T.  Rowe  Price  Tax-Free
Income Fund--Advisor Class.


T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. Rowe Price Blue Chip Growth Fund--Advisor Class
T. Rowe Price Blue Chip Growth Fund--R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
California Tax-Free Bond Fund
California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND
T. Rowe Price Equity Income Fund--Advisor Class
T. Rowe Price Equity Income Fund--R Class

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.
T. Rowe Price Growth Stock Fund--Advisor Class
T. Rowe Price Growth Stock Fund--R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.
T. Rowe Price High Yield Fund--Advisor Class

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Large-Cap Growth Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price International Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price European Stock Fund
T. Rowe Price New Asia Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund--Advisor Class
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price International Bond Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price International Bond Fund--Advisor Class
T. Rowe Price International Growth & Income Fund--Advisor Class
T. Rowe Price International Growth & Income Fund--R Class
T. Rowe Price International Stock Fund--R Class

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. Rowe Price Mid-Cap Growth Fund--Advisor Class
T. Rowe Price Mid-Cap Growth Fund--R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.
T. Rowe Price Mid-Cap Value Fund--Advisor Class
T. Rowe Price Mid-Cap Value Fund--R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.
T. Rowe Price New Income Fund--Advisor Class
T. Rowe Price New Income Fund--R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.
T. Rowe Price Prime Reserve Fund--PLUS Class

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
T. Rowe Price Reserve Investment Fund
T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2040 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. Rowe Price Science & Technology Fund--Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. Rowe Price Small-Cap Stock Fund--Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. Rowe Price Small-Cap Value Fund--Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.
Spectrum Income Fund
Spectrum Growth Fund
Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
New York Tax-Free Money Fund
New York Tax-Free Bond Fund
Maryland Tax-Free Bond Fund
Virginia Tax-Free Bond Fund
New Jersey Tax-Free Bond Fund
Maryland Short-Term Tax-Free Bond Fund
Florida Intermediate Tax-Free Fund
Georgia Tax-Free Bond Fund
Maryland Tax-Free Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
T. Rowe Price Summit Cash Reserves Fund
T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. Rowe Price Summit Municipal Money Market Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. Rowe Price Tax-Efficient Balanced Fund
T. Rowe Price Tax-Efficient Growth Fund
T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
T. Rowe Price Tax-Exempt Money Fund--PLUS Class

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.
T. Rowe Price Tax-Free Income Fund--Advisor Class

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
U.S. Treasury Intermediate Fund
U.S. Treasury Long-Term Fund
U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.
T. Rowe Price Value Fund--Advisor Class

Attest:

/s/Patricia B. Lippert                        /s/Joseph A. Carrier
_____________________________      _____________________________
Patricia B. Lippert                 By:  Joseph A. Carrier
Secretary                          Treasurer

Attest:                                T. ROWE PRICE ASSOCIATES, INC.

/s/Barbara A. Van Horn                         /s/Henry H. Hopkins
_____________________________      _____________________________
Barbara A. Van Horn                 By:  Henry H. Hopkins
Secretary                           Managing Director

                         AMENDMENT NO. 3
                            AGREEMENT
                             between
                 T. ROWE PRICE ASSOCIATES, INC.
                               and
                     THE T. ROWE PRICE FUNDS
                               for
                    FUND ACCOUNTING SERVICES

The Agreement for Fund Accounting Services of January 1, 2002, between T. Rowe Price Associates, Inc. and each of the Parties listed on Appendix A thereto is hereby amended, as of September 4, 2002, by adding thereto T. Rowe Price Retirement Funds, Inc., on behalf of
T. Rowe Price Retirement Income Fund.


T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. Rowe Price Blue Chip Growth Fund--Advisor Class
T. Rowe Price Blue Chip Growth Fund--R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
California Tax-Free Bond Fund
California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND
T. Rowe Price Equity Income Fund--Advisor Class
T. Rowe Price Equity Income Fund--R Class

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.
T. Rowe Price Growth Stock Fund--Advisor Class
T. Rowe Price Growth Stock Fund--R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.
T. Rowe Price High Yield Fund--Advisor Class

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Large-Cap Growth Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price International Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price European Stock Fund
T. Rowe Price New Asia Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund--Advisor Class
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price International Bond Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price International Bond Fund--Advisor Class
T. Rowe Price International Growth & Income Fund--Advisor Class
T. Rowe Price International Growth & Income Fund--R Class
T. Rowe Price International Stock Fund--R Class

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. Rowe Price Mid-Cap Growth Fund--Advisor Class
T. Rowe Price Mid-Cap Growth Fund--R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.
T. Rowe Price Mid-Cap Value Fund--Advisor Class
T. Rowe Price Mid-Cap Value Fund--R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.
T. Rowe Price New Income Fund--Advisor Class
T. Rowe Price New Income Fund--R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.
T. Rowe Price Prime Reserve Fund--PLUS Class

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
T. Rowe Price Reserve Investment Fund
T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. Rowe Price Science & Technology Fund--Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. Rowe Price Small-Cap Stock Fund--Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. Rowe Price Small-Cap Value Fund--Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.
Spectrum Income Fund
Spectrum Growth Fund
Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
New York Tax-Free Money Fund
New York Tax-Free Bond Fund
Maryland Tax-Free Bond Fund
Virginia Tax-Free Bond Fund
New Jersey Tax-Free Bond Fund
Maryland Short-Term Tax-Free Bond Fund
Florida Intermediate Tax-Free Fund
Georgia Tax-Free Bond Fund
Maryland Tax-Free Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
T. Rowe Price Summit Cash Reserves Fund
T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. Rowe Price Summit Municipal Money Market Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. Rowe Price Tax-Efficient Balanced Fund
T. Rowe Price Tax-Efficient Growth Fund
T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
T. Rowe Price Tax-Exempt Money Fund--PLUS Class

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.
T. Rowe Price Tax-Free Income Fund--Advisor Class

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
U.S. Treasury Intermediate Fund
U.S. Treasury Long-Term Fund
U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.
T. Rowe Price Value Fund--Advisor Class

Attest:

/s/Patricia B. Lippert                        /s/Joseph A. Carrier
_____________________________      _____________________________
Patricia B. Lippert                 By:  Joseph A. Carrier
Secretary                          Treasurer

Attest:                                T. ROWE PRICE ASSOCIATES, INC.

/s/Barbara A. Van Horn                         /s/Henry H. Hopkins
_____________________________      _____________________________
Barbara A. Van Horn                 By:  Henry H. Hopkins
Secretary                           Vice President


TRPPROD\EDG\Agmts.edg\2002 Agmts\FundAccounting RIF 2002.doc